Exhibit 99.1

FOR IMMEDIATE RELEASE

Harmonic Announces First Quarter 2017 Results
SAN JOSE, Calif.-May 1, 2017-Harmonic Inc. (NASDAQ: HLIT), the worldwide leader in video delivery infrastructure, announced today its unaudited results for the first quarter of 2017.
GAAP net revenue for the first quarter of 2017 was $82.9 million, compared with $113.1 million for the fourth quarter of 2016 and $81.8 million for the first quarter of 2016.
Non-GAAP net revenue for the first quarter of 2017 was $83.5 million, compared with $113.8 million for the fourth quarter of 2016 and $82.5 million for the first quarter of 2016.
Bookings for the first quarter of 2017 were $82.1 million, compared with $116.9 million for the fourth quarter of 2016 and $109.6 million for the first quarter of 2016.
The GAAP net loss for the first quarter of 2017 was $(24.0) million, or $(0.30) per diluted share, compared with a GAAP net loss for the fourth quarter of 2016 of $(10.4) million, or $(0.13) per diluted share, and a GAAP net loss of $(25.2) million, or $(0.33) per diluted share, for the first quarter of 2016.
The non-GAAP net loss for the first quarter of 2017 was $(11.2) million, or $(0.14) per diluted share, compared with non-GAAP net income for the fourth quarter of 2016 of $6.7 million, or $0.08 per diluted share, and a non-GAAP net loss of $(8.2) million, or $(0.11) per diluted share, for the first quarter of 2016. See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
Total cash, cash equivalents and short-term investments were $55.3 million at the end of the first quarter of 2017, down $7.3 million from $62.6 million at the end of the prior quarter.
“Our first quarter results were impacted by softer than expected service provider spending in the final month of the quarter," said Patrick Harshman, Harmonic’s President and Chief Executive Officer. "Looking ahead, our opportunity pipeline gives us confidence that our Video business segment will rebound and deliver on our targeted year-over-year growth. In our Cable Edge segment, first quarter CableOS trials and deployments were executed as planned and we continue to anticipate volume purchases in the second half of the year.”
Business Outlook
Second Quarter 2017 GAAP Financial Guidance
For the second quarter of 2017, Harmonic anticipates:

•	Net revenue to be $94.5 million to $102.5 million, which includes Video revenue of $85.9 million to $90.9 million and Cable Edge revenue of $8.6 million to $11.6 million

•	Gross margin to be 49.5% to 50.5% which includes Video gross margin of 52.0% to 53.0% and Cable Edge gross margin of 28.5% to 30.5%

•	Operating expense to be $59.6 million to $60.6 million

•	Operating loss to be $(12.8) million to $(8.8) million

•	GAAP tax expense to be approximately $1.0 million

•	EPS to be $(0.20) to $(0.16)

•	Share count for EPS calculation to be approximately 81 million shares of Harmonic common stock

•	Cash and short-term investments at quarter-end to be $40 million to $45 million

Second Quarter 2017 Non-GAAP Financial Guidance
For the second quarter of 2017, Harmonic anticipates:

•	Net revenue to be $95 million to $103 million, which includes Video revenue of $86 million to $91 million and Cable Edge revenue of $9 million to $12 million

•	Gross margin to be 52.5% to 53.5% which includes Video gross margin of 55.0% to 56.0% and Cable Edge gross margin of 33.0% to 34.0%

•	Operating expense to be $52.5 million to $53.5 million

•	Operating loss of $(2.5) million ranging to an operating profit of $1.5 million

•	EPS of ($0.04) ranging to break-even

•	Tax rate to be approximately 15%

•	Share count for EPS calculation to be approximately 81 million shares of Harmonic common stock

•	Cash and short-term investments at quarter-end to be $40 million to $45 million
2017 GAAP Financial Guidance
For 2017, Harmonic anticipates:

•	Net revenue to be $398.5 million to $418.5 million, which includes Video revenue of $349.7 million to $359.7 million and Cable Edge revenue of $48.8 million to $58.8 million

•	Gross margin to be 50.5% to 52.0% which includes Video gross margin of 53.0% to 54.0% and Cable Edge gross margin of 36.0% to 37.0%

•	Operating expense to be $227.7 million to $228.7 million

•	Operating loss to be $(25.6) million to $(11.6) million

•	GAAP tax expense to be approximately $3.0 million

•	EPS to be $(0.48) to $(0.33)

•	Share count for EPS calculation to be approximately 82 million shares of Harmonic common stock

•	Cash and short-term investments at quarter-end to be $50 million to $55 million

2017 Non-GAAP Financial Guidance
For 2017, Harmonic anticipates:

•	Net revenue to be $400 million to $420 million, which includes Video revenue of $350 million to $360 million and Cable Edge revenue of $50 million to $60 million

•	Gross margin to be 53.5% to 54.5% which includes Video gross margin of 56.0% to 57.0% and Cable Edge gross margin of 38.0% to 39.0%

•	Operating expense to be $206 million to $207 million

•	Operating profit to be $8 million to $22 million

•	EPS to be $0.02 to $0.16

•	Tax rate to be approximately 15%

•	Share count for EPS calculation to be approximately 82.0 million shares of Harmonic common stock

•	Cash and short-term investments at year-end to be $50.0 million to $55.0 million

See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
Conference Call Information

Harmonic will host a conference call to discuss its financial results at 2:00 p.m. Pacific (5:00 p.m. Eastern) on Monday, May 1, 2017. A listen-only broadcast of the conference call can be accessed either from the Company's website at www.harmonicinc.com or by calling +1.574.990.1032 or +1.800.240.9147 (passcode 7203137). The replay will be available after 4:30 p.m. Pacific at the same website address or by calling +1.404.537.3406 or +1.855.859.2056 (passcode 7203137).
About Harmonic Inc.
Harmonic (NASDAQ: HLIT) is the worldwide leader in video delivery infrastructure for emerging television and video services. Harmonic enables customers to produce, deliver, and monetize amazing video experiences, with unequalled business agility and operational efficiency, by providing market-leading innovation, high-quality service, and compelling total-cost-of-ownership. More information is available at www.harmonicinc.com.
Legal Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to our expectations regarding: GAAP net revenue, GAAP gross margins, GAAP operating expenses, GAAP operating loss, GAAP tax expense, GAAP EPS, non-GAAP revenue, non-GAAP gross margins, non-GAAP operating expenses, non-GAAP operating income (loss), non-GAAP tax rate and non-GAAP EPS for the second quarter of 2017 and for the fiscal year ended December 31, 2017, share count, as well as cash and short-term investments at the end of the second quarter of 2017. Our expectations regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include, in no particular order, the following: the trends toward more high-definition, on-demand and anytime, anywhere video will not continue to develop at its current pace or will expire; a strong U.S. dollar may have a negative impact on our business in certain international markets; the possibility that our products will not generate sales that are commensurate with our expectations or that our cost of revenue or operating expenses may exceed our expectations; the mix of products and services sold in various geographies and the effect it has on gross margins; delays or decreases in capital spending in the cable, satellite and telco and broadcast and media industries; customer concentration and consolidation; the impact of general economic conditions on our sales and operations; our ability to develop new and enhanced products in a timely manner and market acceptance of our new or existing products; losses of one or more key customers; risks associated with our international operations, including in Ukraine; risks associated with our CableOS™ and VOS™ product initiatives; dependence on market acceptance of various types of broadband services, on the adoption of new broadband technologies and on broadband industry trends; inventory management; the lack of timely availability of parts or raw materials necessary to produce our products; the impact of fluctuations in the prices of raw materials and oil; the effect of competition, on both revenue and gross margins; difficulties associated with rapid technological changes in our markets; risks associated with unpredictable sales cycles; our dependence on contract manufacturers and sole or limited source suppliers; the effect on our business of natural disasters; and risks associated with our outstanding convertible notes. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic's filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K for the year ended December 31, 2016, our recent Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Harmonic disclaims any obligation to update any forward-looking statements.
Use of Non-GAAP Financial Measures
In establishing operating budgets, managing its business performance, and setting internal measurement targets, we exclude a number of items required by GAAP. Management believes that these accounting charges and credits, most of which are non-cash or non-recurring in nature, are not useful in managing its operations and business. Historically, the Company has also publicly presented these supplemental non-GAAP measures in order to assist the investment community to see the Company “through the eyes of management,” and thereby enhance understanding of its operating performance. The non-GAAP measures presented here are: revenue, gross profit, operating expenses, income (loss) from operations, total non-operating income (expense), tax rate, net income (loss), and net income (loss) per diluted share. The presentation of non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP, and is not necessarily comparable to non-GAAP results published by other companies. A reconciliation of the historical non-GAAP financial measures discussed in this press release to the most directly comparable historical GAAP financial measures is included with the financial statements provided with this press release. The types of non-GAAP adjustments described below have historically been excluded from our GAAP financial measures: acquisition accounting impacts to TVN deferred revenue and TVN inventory valuation; TVN acquisition-and integration-related costs; Cable Edge inventory charge in connection with certain product lines; restructuring and related charges; and non-cash items, such as warrant amortization, impairment of long-term investment, stock-based compensation expense, amortization of intangibles and non-cash interest expenses related to convertible debt and adjustments that normalize the tax rate.
CONTACTS:

Harold Covert	Blair King
Chief Financial Officer	Director, Investor Relations
Harmonic Inc.	Harmonic Inc.
+1.408.542.2500	+1.408.490.6172

Harmonic Inc.
Preliminary Condensed Consolidated Balance Sheets
(Unaudited, in thousands, except per share data)

	March 31, 2017	December 31, 2016
ASSETS
Current assets:
Cash and cash equivalents	$55,292	$55,635
Short-term investments	—	6,923
Accounts receivable, net	69,771	86,765
Inventories	39,920	41,193
Prepaid expenses and other current assets	27,659	26,319
Total current assets	192,642	216,835
Property and equipment, net	31,733	32,164
Goodwill	237,911	237,279
Intangibles, net	27,208	29,231
Other long-term assets	41,496	38,560
Total assets	$530,990	$554,069

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Other debts and capital lease obligations, current	$6,802	$7,275
Accounts payable	22,340	28,892
Income taxes payable	1,153	1,166
Deferred revenue	59,363	52,414
Accrued and other current liabilities	52,062	55,150
Total current liabilities	141,720	144,897
Convertible debt, long-term	104,575	103,259
Other debts and capital lease obligations, long-term	13,767	13,915
Income taxes payable, long-term	2,961	2,926
Other non-current liabilities	16,559	18,431
Total liabilities	279,582	283,428

Stockholders' equity:
Preferred stock, $0.001 par value, 5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.001 par value, 150,000 shares authorized; 80,503 and 78,456 shares issued and outstanding at March 31, 2017 and December 31, 2016, respectively	81	78
Additional paid-in capital	2,257,093	2,254,055
Accumulated deficit	(1,998,884)	(1,976,222)
Accumulated other comprehensive loss	(6,882)	(7,270)
Total stockholders' equity	251,408	270,641
Total liabilities and stockholders' equity	$530,990	$554,069

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except per share data)

	Three months ended
	March 31, 2017	April 1, 2016
Revenue:
Product	$50,404	$57,644
Services	32,539	24,188
Total net revenue	$82,943	$81,832
Cost of revenue:
Product	26,102	27,189
Services	16,433	13,989
Total cost of revenue	42,535	41,178
Gross profit	40,408	40,654
Operating expenses:
Research and development	24,882	23,563
Selling, general and administrative	34,631	32,870
Amortization of intangibles	774	2,365
Restructuring and related charges	1,279	2,612
Total operating expenses	61,566	61,410
Loss from operations	(21,158)	(20,756)
Interest expense, net	(2,590)	(2,421)
Other expense, net	(511)	(9)
Loss on impairment of long-term investment	—	(1,476)
Loss before income taxes	(24,259)	(24,662)
(Benefit from) provision for income taxes	(232)	518
Net loss	$(24,027)	$(25,180)
Net loss per share:
Basic and diluted	$(0.30)	$(0.33)
Shares used in per share calculation:
Basic and diluted	79,810	76,996

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Three months ended
	March 31, 2017	April 1, 2016
Cash flows from operating activities:
Net loss	$(24,027)	$(25,180)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of intangibles	2,069	2,783
Depreciation	3,599	3,317
Stock-based compensation	3,251	3,094
Amortization of discount on convertible debt	1,316	1,187
Amortization of non-cash warrant	416	—
Restructuring, asset impairment and loss on retirement of fixed assets	187	1,675
Loss on impairment of long-term investment	—	1,476
Provision for excess and obsolete inventories	387	418
Allowance for doubtful accounts, returns and discounts	2,700	739
Other non-cash adjustments, net	72	—
Changes in operating assets and liabilities, net of effects of acquisition:
Accounts receivable	14,388	(10,894)
Inventories	942	(51)
Prepaid expenses and other assets	(3,441)	(6,078)
Accounts payable	(6,687)	(3,890)
Deferred revenue	5,725	24,963
Income taxes payable	6	(13)
Accrued and other liabilities	(3,999)	1,046
Net cash used in operating activities	(3,096)	(5,408)
Cash flows from investing activities:
Acquisition of business, net of cash acquired	—	(69,532)
Proceeds from maturities and sale of investments	6,898	7,394
Purchases of property and equipment	(3,217)	(2,664)
Net cash provided by (used in) investing activities	3,681	(64,802)
Cash flows from financing activities:
Payment of convertible debt issuance costs	—	(582)
Proceeds from other debts and capital leases	—	262
Repayment of other debts and capital leases	(953)	(114)
Proceeds from common stock issued to employees	2,114	2,074
Payment of tax withholding obligations related to net share settlements of restricted stock units	(2,383)	(955)
Net cash (used in) provided by financing activities	(1,222)	685
Effect of exchange rate changes on cash and cash equivalents	294	330
Net decrease in cash and cash equivalents	(343)	(69,195)
Cash and cash equivalents at beginning of period	55,635	126,190
Cash and cash equivalents at end of period	$55,292	$56,995

Harmonic Inc.
Preliminary Revenue Information
(Unaudited, in thousands, except percentages)

	Three months ended
	March 31, 2017				December 31, 2016				April 1, 2016
	GAAP	Adjust-ments(1)	Non-GAAP		GAAP	Adjust-ments(1)	Non-GAAP		GAAP(2)	Adjust-ments(1)	Non-GAAP(2)
Product
Video Products	$45,518	$—	$45,518	55%	$75,151	$—	$75,151	67%	$44,212	$355	$44,567	54%
Cable Edge	4,886	191	5,077	6%	4,767	295	5,062	4%	13,432	—	13,432	16%
Services and Support	32,539	336	32,875	39%	33,184	378	33,562	29%	24,188	268	24,456	30%
Total	$82,943	$527	$83,470	100%	$113,102	$673	$113,775	100%	$81,832	$623	$82,455	100%

Geography
Americas	$37,906	$416	$38,322	46%	$52,736	$474	$53,210	47%	$48,977	$81	$49,058	59%
EMEA	25,439	111	25,550	31%	41,036	77	41,113	36%	19,855	401	20,256	25%
APAC	19,598	—	19,598	23%	19,330	122	19,452	17%	13,000	141	13,141	16%
Total	$82,943	$527	$83,470	100%	$113,102	$673	$113,775	100%	$81,832	$623	$82,455	100%

Market
Service Provider	$48,028	$416	$48,444	58%	$69,426	$568	$69,994	62%	$51,270	$150	$51,420	62%
Broadcast and Media	34,915	111	35,026	42%	43,676	105	43,781	38%	30,562	473	31,035	38%
Total	$82,943	$527	$83,470	100%	$113,102	$673	$113,775	100%	$81,832	$623	$82,455	100%

(1) Non-GAAP revenue for the three months ended March 31, 2017, December 31, 2016 and April 1, 2016 include $0.1 million, $0.2 million and $0.6 million adjustments relating to TVN deferred revenue as a result of acquisition accounting, respectively. In addition, non-GAAP revenue for the three months ended March 31, 2017 and December 31, 2016 each includes $0.4 million adjustment related to the amortization of Comcast warrant.

(2) Excludes TVN revenues prior to March 1, 2016.

Harmonic Inc.
Preliminary Segment Information
(Unaudited, in thousands, except percentages)

	Three months ended March 31, 2017
	Video	Cable Edge	Total Segment Measures	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$74,453	$9,017	$83,470	$(527)	$82,943
Gross profit	40,884	2,626	43,510	(3,102)	40,408
Gross margin%	54.9%	29.1%	52.1%		48.7%
Operating loss	(5,725)	(5,664)	(11,389)	(9,769)	(21,158)
Operating margin%	(7.7)%	(62.8)%	(13.6)%		(25.5)%

	Three months ended December 31, 2016
	Video	Cable Edge	Total Segment Measures	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$104,779	$8,996	$113,775	$(673)	$113,102
Gross profit	60,443	3,330	63,773	(6,080)	57,693
Gross margin%	57.7%	37.0%	56.1%		51.0%
Operating income (loss)	14,145	(4,579)	9,566	(25,795)	(16,229)
Operating margin%	13.5%	(50.9)%	8.4%		(14.3)%

	Three months ended April 1, 2016 (2)
	Video	Cable Edge	Total Segment Measures	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$65,631	$16,824	$82,455	$(623)	$81,832
Gross profit	34,892	7,248	42,140	(1,486)	40,654
Gross margin%	53.2%	43.1%	51.1%		49.7%
Operating loss	(6,535)	(1,853)	(8,388)	(12,368)	(20,756)
Operating margin%	(10.0)%	(11.0)%	(10.2)%		(25.4)%

(1) See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
(2) Excludes TVN results prior to March 1, 2016.

Harmonic Inc.
GAAP to Non-GAAP Reconciliations (Unaudited)
(In thousands, except percentages and per share data)

	Three months ended
	March 31, 2017
	Revenue	Gross Profit	Total Operating Expense	Loss from Operations	Total Non-operating Expense, net	Net Loss
GAAP	$82,943	$40,408	$61,566	$(21,158)	$(3,101)	$(24,027)
Cable Edge inventory charge	—	(15)	—	(15)	—	(15)
Acquisition accounting impact related to TVN deferred revenue	111	111	—	111	—	111
Accounting impact related to warrant amortization	416	416	—	416	—	416
Stock-based compensation in cost of revenue	—	445	—	445	—	445
Stock-based compensation in research and development	—	—	(977)	977	—	977
Stock-based compensation in selling, general and administrative	—	—	(1,829)	1,829	—	1,829
Amortization of intangibles	—	1,295	(774)	2,069	—	2,069
Restructuring and related charges	—	508	(1,279)	1,787	—	1,787
TVN acquisition-and integration-related costs	—	342	(1,808)	2,150	—	2,150
Non-cash interest expenses related to convertible notes	—	—	—	—	1,316	1,316
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	1,744
Total adjustments	527	3,102	(6,667)	9,769	1,316	12,829

Non-GAAP	$83,470	$43,510	$54,899	$(11,389)	$(1,785)	$(11,198)
As a % of revenue (GAAP)		48.7%	74.2%	(25.5)%	(3.7)%	(29.0)%
As a % of revenue (Non-GAAP)		52.1%	65.8%	(13.6)%	(2.1)%	(13.4)%
Diluted net loss per share:
Diluted net loss per share-GAAP						$(0.30)
Diluted net loss per share-Non-GAAP						$(0.14)
Shares used to compute diluted net loss per share:
GAAP and Non-GAAP						79,810

	Three months ended
	December 31, 2016
	Revenue	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Total Non-operating Expense, net	Net Income (Loss)
GAAP	$113,102	$57,693	$73,922	$(16,229)	$(2,848)	$(10,443)
Cable Edge inventory charge	—	(327)	—	(327)		(327)
Acquisition accounting impact related to TVN deferred revenue	239	239	—	239	—	239
Accounting impact related to warrant amortization	434	434	—	434	—	434
Stock-based compensation in cost of revenue	—	543	—	543	—	543
Stock-based compensation in research and development	—	—	(1,130)	1,130	—	1,130
Stock-based compensation in selling, general and administrative	—	—	(2,845)	2,845	—	2,845
Amortization of intangibles	—	1,328	(797)	2,125	—	2,125
Restructuring and related charges	—	3,975	(11,519)	15,494	—	15,494
Gain on pension curtailment	—	(551)	1,404	(1,955)	—	(1,955)
TVN acquisition-and integration-related costs	—	439	(4,828)	5,267	(98)	5,169
Non-cash interest expenses related to convertible notes	—	—	—	—	1,295	1,295
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(9,821)
Total adjustments	673	6,080	(19,715)	25,795	1,197	17,171

Non-GAAP	$113,775	$63,773	$54,207	$9,566	$(1,651)	$6,728
As a % of revenue (GAAP)		51.0%	65.4%	(14.3)%	(2.5)%	(9.2)%
As a % of revenue (Non-GAAP)		56.1%	47.6%	8.4%	(1.5)%	5.9%
Diluted net loss per share:

Diluted net loss per share-GAAP						$(0.13)
Diluted net income per share-Non-GAAP						$0.08
Shares used to compute diluted net income (loss) per share:
GAAP						78,389
Non-GAAP						80,112

	Three months ended
	April 1, 2016
	Revenue	Gross Profit	Total Operating Expense	Loss from Operations	Total Non-operating Expense, net	Net Loss
GAAP	$81,832	$40,654	$61,410	$(20,756)	$(3,906)	$(25,180)
Acquisition accounting impacts related to TVN deferred revenue	623	623	—	623	—	623
Acquisition accounting impacts related to TVN fair value of inventory	—	189	—	189	—	189
Stock-based compensation in cost of revenue	—	227	—	227	—	227
Stock-based compensation in research and development	—	—	(969)	969	—	969
Stock-based compensation in selling, general and administrative	—	—	(1,898)	1,898	—	1,898
Amortization of intangibles	—	418	(2,365)	2,783	—	2,783
Restructuring and related charges	—	(29)	(2,612)	2,583	—	2,583
TVN acquisition-and integration-related costs	—	58	(3,038)	3,096	—	3,096
Loss on impairment of long-term investment	—	—	—	—	1,476	1,476
Non-cash interest expenses related to convertible notes	—	—	—	—	1,187	1,187
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	1,963
Total adjustments	623	1,486	(10,882)	12,368	2,663	16,994

Non-GAAP	$82,455	$42,140	$50,528	$(8,388)	$(1,243)	$(8,186)
As a % of revenue (GAAP)		49.7%	75.0%	(25.4)%	(4.8)%	(30.8)%
As a % of revenue (Non-GAAP)		51.1%	61.3%	(10.2)%	(1.5)%	(9.9)%
Diluted net loss per share:
Diluted net loss per share-GAAP						$(0.33)
Diluted net loss per share-Non-GAAP						$(0.11)
Shares used to compute diluted net loss per share:
GAAP and Non-GAAP						76,996

Harmonic Inc.
GAAP to Non-GAAP Reconciliations on Business Outlook
(In millions, except percentages and per share data)

	Q2-2017 Financial Guidance
	Revenue	Gross Profit	Total Operating Expense	Income(loss) from Operations	Total Non-operating Expense, net	Net Income(loss)
GAAP	$94.5 to $102.5	$46.8 to $51.8	$59.6 to $60.6	$(12.8) to $(8.8)	$(2.8)	($16.6) to ($13.2)
Acquisition accounting impact related to TVN deferred revenue	0.1	0.1	—	0.1	—	0.1
Accounting impact related to warrant amortization	0.4	0.4	—	0.4	—	0.4
Stock-based compensation expense	—	1.1	(5.7)	6.8	—	6.8
Amortization of intangibles	—	1.3	(0.8)	2.1	—	2.1
Restructuring and related charges and TVN integration costs	—	0.3	(0.6)	0.9	—	0.9
Non-cash interest expense related to convertible notes	—	—	—	—	1.4	1.4
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	1.5
Total adjustments	0.5	3.2	(7.1)	10.3	1.4	13.2

Non-GAAP	$95.0 to $103.0	$50.0 to $55.0	$52.5 to $53.5	$(2.5) to $1.5	$(1.4)	$(3.4) to $0.0
As a % of revenue (GAAP)		49.5% to 50.5%	59.0% to 63.0%	(13.5)% to (8.5)%	(3.0%)	(17.5)% to (13.0)%
As a % of revenue (Non-GAAP)		52.5% to 53.5%	52.0% to 55.0%	(2.5)% to 1.5%	(1.5%)	(3.5)% to 0%
Diluted loss per share:
Diluted net loss per share-GAAP						$(0.20) to $(0.16)
Diluted net loss per share-Non-GAAP						$(0.04) to break-even
Shares used to compute diluted loss per share:
GAAP and Non-GAAP						81.0

Harmonic Inc.
GAAP to Non-GAAP Reconciliations on Business Outlook
(In millions, except percentages and per share data)

	2017 Financial Guidance
	Revenue	Gross Profit	Total Operating Expense	Income(loss) from Operations	Total Non-operating Expense, net	Net Income(loss)
GAAP	$398.5 to $418.5	$202.1 to $217.1	$227.7 to $228.7	$(25.6) to $(11.6)	$(11.6)	$(39.1) to $(27.1)
Acquisition accounting impact related to TVN deferred revenue	0.3	0.3	—	0.3	—	0.3
Accounting impact related to warrant amortization	1.2	1.2	—	1.2	—	1.2
Stock-based compensation expense	—	2.7	(16.1)	18.8	—	18.8
Amortization of intangibles	—	5.2	(3.1)	8.3	—	8.3
Restructuring and related charges and TVN integration costs	—	2.5	(2.5)	5.0	—	5.0
Non-cash interest expense related to convertible notes	—	—	—	—	5.5	5.5
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	1.5
Total adjustments	1.5	11.9	(21.7)	33.6	5.5	40.6

Non-GAAP	$400.0 to $420.0	$214.0 to $229.0	$206.0 to $207.0	$8.0 to $22.0	$(6.1)	$1.5 to $13.5
As a % of revenue (GAAP)		50.5% to 52.0%	54.5% to 57.0%	(6.5)% to (3.0)%	(3.0%)	(10.0)% to (6.5)%
As a % of revenue (Non-GAAP)		53.5% to 54.5%	49.5% to 51.5%	2.0% to 5%	(1.5%)	0.5% to 3.0%
Diluted income (loss) per share:
Diluted net loss per share-GAAP						$(0.48) to $(0.33)
Diluted net income per share-Non-GAAP						$0.02 to $0.16
Shares used to compute diluted income (loss) per share:
GAAP and Non-GAAP						82.0